CAPITAL CONTRIBUTION AGREEMENT

          This CAPITAL CONTRIBUTION AGREEMENT (this "Agreement") dated April 10, 2002, by and between INFINICOM AB (publ), a Swedish company ("InfiniCom"), and 24HOLDINGS INC., a Delaware corporation ("24Holdings").


                              W I T N E S S E T H:
                              - - - - - - - - - -


          WHEREAS, InfiniCom is the holder of a Loan Note dated December 31, 2001 for 5,361,735 Swedish Krona (the "Note"); and

          WHEREAS, InfiniCom now wishes to contribute the unpaid portion of the Note to 24Holdings as a capital contribution (the "Contribution");

          NOW THEREFORE, the parties hereto agree as follows:

          1. InfiniCom hereby contributes the Note to 24Holdings as a capital contribution. InfiniCom agrees that such contribution shall act as a complete forgiveness of all amounts due under the Note, thereby terminating any and all rights held therein by InfiniCom, including without limitation all rights to receive payments of principal and interest.

          2. The parties hereto agree that in full consideration for such capital contribution, 24Holdings shall issue and deliver to InfiniCom 10,660,679 shares of common stock, par value $0.001 per share, of 24Holdings.

          3. Each of InfiniCom and 24Holdings hereby agrees to execute and deliver such instruments and documents as may be reasonably required in order to carry out the intent of this Agreement.

          4. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, exclusive of conflicts of laws principles.

                                      * * *



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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.



                                 INFINICOM AB (publ)



                                 By: /s/ Claes-Goran Fridh / Urban von Euler
                                     ------------------------------------------
                                     Name:  Claes-Goran Fridh / Urban von Euler
                                     Title: Chairman / Managing Director


                                 24HOLDINGS INC.



                                 By: /s/ Lennart Orkan
                                     ------------------------------------------
                                     Name:  Lennart Orkan
                                     Title: Chairman


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